                                                                   Exhibit 10(f)

                          SHARED FACILITIES AGREEMENT

         THIS SHARED FACILITIES AGREEMENT is entered into as of ______________, 1997 (this "Agreement"), by and between Kennametal Inc., a Pennsylvania corporation ("Sublessor"), and J&L America, Inc., a Michigan corporation ("Sublessee").

                                    RECITALS

         A. Sublessor is a tenant under each of the lease agreements described on Schedule 1 attached hereto and made a part hereof.

         B. Sublessee has occupied, and desires to continue to occupy, all or a portion of the premises leased by Sublessor under such lease agreements.

         C. Sublessor and Sublessee desire to evidence their agreement relating to such shared occupancy upon the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and intending to be legally bound hereby, the parties covenant and agree as follows:

         1. DEFINITIONS. In addition to the definitions set forth in the Preamble, the following are the defined terms used in this Agreement:

         "AFFILIATE" means a corporation, partnership or other business entity which directly, or indirectly, controls, is controlled by, or is under common control with another corporation, partnership or other business entity; provided, however, that for purposes of this Agreement, Sublessee and its subsidiaries (other than Sublessor and its subsidiaries) shall not be Affiliates of Sublessor nor shall Sublessor and its subsidiaries be Affiliates of Sublessee. If more than 50% of the voting stock of a corporation shall be owned by another corporation or by a partnership or other business entity, the corporation whose stock is so owned shall be deemed to be controlled by the corporation, partnership or business.

         "LEASE TERM" means the initial term of a Prime Lease as it may be extended by Sublessor pursuant to a renewal or extension option therein.

         "LEASED PREMISES" means the premises in which Sublessor has a leasehold interest under a Prime Lease or all such premises, collectively, as the context may require.

         "LESSOR" means the landlord under a Prime Lease.

         "PRIME LEASE" means each of the leases described on Schedule 1; all such leases are collectively referred to as the "Prime Leases." The parties may, after the date hereof, designate any other lease as a Prime Lease subject to the terms of this Agreement, by replacing
         Schedule 1 with a new Schedule 1, which describes such other lease and which is initialed by both parties.

         "SPACE SIZE RATIOS" means, (i) withrespect to any Subleased Premises, the ratio that the size of the Subleased Premises bears to the size of the entire Leased Premises; and (ii) with respect to any Leased

         Premises, the ratio that the size of the Leased Premises, exclusive of the Subleased Premises, bears to the size of the entire Leased Premises, with all such sizes being as reflected on Schedule 1.

         "SUBLEASED PREMISES" means the portion of the Leased Premises occupied by Sublessee as described on Schedule 1, individually or collectively, as the context may require.

         "TRANSFER" shall have the meaning ascribed to it in Section 10(a).

         2. SUBLEASE. Sublessor does hereby sublease, demise and let unto Sublessee, and Sublessee does hereby sublease from Sublessor, each of the Subleased Premises upon the terms and conditions set forth below.

         3. PRIORITY OF PRIME LEASE. This Agreement, as it relates to the Subleased Premises, is expressly subject and subordinate to the applicable Prime Lease and, subject to the modifications set forth in this Agreement, all the terms, conditions and covenants therein contained. Except to the extent otherwise expressly set forth in this Agreement, in which event the terms of this Agreement shall prevail, all the terms, covenants and conditions of a Prime Lease shall be applicable to this Agreement with respect to the corresponding Subleased Premises with the same force and effect as if Sublessor were the landlord under the Prime Lease and Sublessee were the tenant thereunder, and the provisions of the Prime Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein (except to the extent that they are modified by the terms of this Agreement). Sublessee shall assume and fully perform and discharge, with regard to the Subleased Premises, all the obligations of Sublessor as tenant under the Prime Lease during the Lease Term. In the event of any breach by Sublessee of any term, covenant or condition of this Agreement, Sublessor shall have all the rights against Sublessee as would be available to the Lessor against the Sublessor as tenant under the applicable Prime Lease if such breach were by Sublessor thereunder.

         4. TERM. The term of the sublease granted herein shall be coextensive with the Lease Term of the applicable Prime Lease, unless sooner terminated as provided herein. Sublessee acknowledges that the Lease Term may include renewal or extension options exercisable by Sublessor and that the exercise of any such option shall be mutually determined by Sublessor and Sublessee. Sublessor will notify Sublessee in the event Sublessor has determined not to exercise any renewal or extension option and will offer to assign the Prime Lease, to the extent permitted under such Prime Lease or by the Lessor, or otherwise to cooperate with Sublessee to allow Sublessee, in its discretion, to exercise any such option with respect to the Leased Premises, so long as Sublessor has no responsibility or liability under the Prime Lease after expiration of the Lease Term.

         5.  UTILITIES/OTHER SERVICES.

             (a) Except as otherwise specified herein, the only services, utilities or rights to which Sublessee is entitled under this Agreement with respect to the Subleased Premises are those to which Sublessor is entitled from the Lessor under the applicable Prime Lease, and Sublessor shall have no liability to Sublessee for the failure to provide such services, utilities or rights unless such failure to provide same is the result of some act or omission of Sublessor under the Prime Lease. In addition, Sublessee shall not be entitled to utility services greater than that which it was receiving (if Sublessee was in possession) prior to the date hereof.

             (b) If any utility services to the Leased Premises are not separately metered as between the Subleased Premises and the remainder of the Leased Premises, the accounts shall be in the name of Sublessor, or the Lessor if required by the Prime Lease, and the payments to the utility companies or the Lessor, as the case may be, shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios and without regard to consumption. Sublessee shall pay its share of same to Sublessor on or before the later of: (i) five (5) business days after Sublessee receives an invoice (including a copy of the

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         Lessor's invoice, if any) for same (if the obligation is a recurring one, only one notice that specifies the due dates shall be required); or (ii) the date such payment is due and payable to the utility company or the Lessor, as the case may be.

         6.  MONETARY OBLIGATIONS.

             (a) All monetary obligations of Sublessor under a Prime Lease shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios.

             (b) Sublessee shall pay its prorata share of such monetary obligations to Sublessor on or before the later of: (i) five (5) business days after Sublessee's receipt of written notice of such obligation and a copy of the Lessor's invoice, if any (if the obligation is a recurring one, only one notice that specifies the due dates shall be required); or (ii) the date Sublessor is required to pay such monetary obligations to the Lessor.

         7. NON-MONETARY OBLIGATIONS. In the event any non-monetary obligation of the tenant under a Prime Lease, other than those for which specific provision is made in this Agreement, is not attributable to the Subleased Premises exclusively or the remainder of the Leased Premises exclusively, such obligation shall be performed by Sublessor and the cost of performing same shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios.

         8. TERMINATION RIGHTS. All rights of the tenant to terminate a Prime Lease shall belong exclusively to Sublessor and may be exercised by Sublessor in its sole and absolute discretion without liability to Sublessee; provided, however, Sublessor will notify Sublessee of its intent to terminate a Prime Lease and will offer to assign the Prime Lease to Sublessee, to the extent permitted under such Prime Lease or by the Lessor, so long as Sublessor has no responsibility or liability under the Prime Lease after such assignment. Sublessee acknowledges that in the event of any such termination, this Agreement shall terminate with respect to such Prime Lease.

         9.  ACCESS/ALTERATIONS.

             (a) The parties acknowledge that certain of the Leased Premises may be configured such that Sublessor may need access to the Subleased Premises and Sublessee may need access to the remainder of the Leased Premises for purposes of maintaining or making adjustments or repairs to facilities serving such party's premises or for purposes of using rest room facilities or stock or storage rooms or for such other reasonable purposes. The parties hereby grant each other access through their respective premises for such purposes, provided that the party exercising such right does not unreasonably interfere with the business of the other party.

             (b) No party may make any alterations to its premises that would adversely affect the other party's business or use or occupancy of its premises.

         10. ASSIGNMENT AND SUBLETTING.

             (a) Sublessee may not assign this Agreement, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Subleased Premises, or any part thereof (any of the foregoing transactions is herein referred to as a "Transfer"), without the prior written consent of Sublessor, which consent may be withheld by Sublessor in its sole and absolute discretion without regard to standards of reasonableness. Notwithstanding the foregoing, but subject to the terms of the Prime Lease, Sublessee may effect a Transfer, without the consent of Sublessor, to an

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         Affiliate of Sublessee or Sublessor, provided that if at any time after such permitted Transfer the transferee is no longer an Affiliate of either Sublessor or Sublessee, the event terminating such affiliation shall be deemed a Transfer subject to Sublessor's consent pursuant to the preceding sentence.

            (b) In the event of any Transfer, whether or not Sublessor grants its consent to such Transfer or has the right to withhold its consent to such Transfer, Sublessee shall remain fully liable to perform its duties under this Agreement following a Transfer.

            (c) Any proposed Transfer shall also be subject to the restrictions and requirements set forth in the Prime Lease. Any purported Transfer consummated in violation of the provisions of this
         Section 10 shall be null and void and of no force or effect.

            (d) In the event Sublessor intends to assign a Prime Lease or further sublet the Leased Premises exclusive of the Subleased Premises to a person or entity that is not an Affiliate of Sublessor, Sublessor shall give Sublessee written notice of such proposed assignment or sublease at least sixty (60) days prior to the effective date of such assignment or sublease, and Sublessee shall have the right to terminate this Agreement with respect to such Prime Lease by giving written notice thereof to Sublessor prior to such effective date. Sublessee's termination notice shall specify the termination's effective date, which shall be no later than sixty (60) days after the effective date of the Sublessor's assignment or sublease. If Sublessee does not elect to terminate this Agreement with respect to such Prime Lease or such assignment or sublease is to an Affiliate of Sublessor, the following shall be conditions precedent to the effectiveness of such assignment or sublease: (i) in the case of an assignment, Sublessor shall cause the assignee to assume and be bound by the terms of this Agreement, but only to the extent such terms apply to such Prime Lease, and, notwithstanding such assignment, Sublessor shall not be released from and shall remain fully liable under the terms of this Agreement with respect to such Prime Lease; and (ii) in the case of a sublease, Sublessor shall cause the sublessee to acknowledge the rights of Sublessee under this Agreement with respect to the Subleased Premises and the remainder of the Leased Premises and agree that its possession is subject to such rights of Sublessee.

         11. NO DEFAULT UNDER PRIME LEASE.

             (a) Sublessee shall do nothing nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late charges). Except as may be due to the default by Sublessor under the Prime Lease or except as may be due to the negligence or willful misconduct of Sublessor, Sublessee will defend, indemnify and hold harmless Sublessor from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any kind arising from any breach or default on the part of Sublessee by reason of which the Prime Lease may be terminated or forfeited or Sublessor found to be in default thereunder or the Lessor may be entitled to damages or a penalty.

             (b) Sublessor shall do nothing nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late charges). Except as may be due to the default by Sublessee under this Agreement or except as may be due to the negligence or willful misconduct of Sublessee, Sublessor will defend, indemnify and hold harmless Sublessee from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any

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         kind arising from any breach or default on the part of Sublessor by reason of which the Prime Lease may be terminated or forfeited or the Lessor may be entitled to damages or a penalty.

         12. FAMILIARITY WITH PRIME LEASE. Sublessee represents and acknowledges that it is familiar with the terms of the Prime Leases, copies of which have been given by Sublessor to Sublessee.

         13. CONSENT/APPROVALS. In the event Sublessee seeks a consent or approval from Sublessor with respect to any matter to which such consent or approval is required under this Agreement or the Prime Lease, then: (i) the time period, if any, in which Sublessor shall be required to respond to Sublessee shall be extended by ten (10) days after the expiration of any time period in which the Lessor has to respond under the Prime Lease; and (ii) the denial of such consent or approval by the Lessor shall be conclusive and binding on Sublessee; provided, however, that where consent or approval of the Lessor under a Prime Lease is required, Sublessor shall use good faith efforts, unless a different standard is specified herein with respect to a particular matter, to obtain such consent or approval from the Lessor, except that nothing herein shall require Sublessor to make any payment, or to amend any terms of such Prime Lease in a way that would have an adverse effect on Sublessor, in respect of such consent or approval.

         14. DEFAULT NOTICE FROM LESSOR.

             (a) In the event Sublessor receives a notice of default from the Lessor with respect to any matter pertaining to the Subleased Premises or any obligation of Sublessee under this Agreement, Sublessor shall immediately notify Sublessee of same in writing, and if Sublessee fails to promptly commence the cure of such default or fails to cure such default as of a date that is at least 15 days prior to the expiration of the applicable cure period under the Prime Lease, Sublessor shall have the right, but no obligation, to immediately cure such default, and Sublessee shall reimburse Sublessor for the costs incurred in connection with curing such default within thirty (30) days after receipt of an invoice therefor from Sublessor.

             (b) In the event: (i) Sublessor receives a notice of any monetary default from the Lessor with respect to any matter pertaining to the Leased Premises that does not pertain to any obligation of Sublessee under this Agreement; (ii) Sublessor is not contesting or undertaking to cure the alleged default; and (iii) the Prime Lease permits a sublessee to cure such a default, then Sublessor shall immediately notify Sublessee of same in writing, and Sublessee shall have the right, but no obligation to immediately cure such default but shall not be entitled to reimbursement from Sublessor for the costs incurred in connection with such cure.

         15. SIGNAGE. Sublessee shall have the right to maintain any existing signage it may have in respect of any Subleased Premises. If Sublessee does not have a sign in respect of any Subleased Premises, Sublessee shall have the right to install a sign on such Subleased Premises provided it conforms to the sign criteria set forth in the Prime Lease and does not impair the rights of Sublessor to maintain its signage.

         16. REQUIRED NOTICE UNDER PRIME LEASE. Sublessee shall promptly give written notice to Sublessor of: (i) all claims, demands or controversies by or with the Lessor under the Prime Lease; or (ii) any injury, death or property damage arising on or about the Subleased Premises. Sublessor shall promptly give written notice to Sublessee of: (a) all claims, demands or controversies by or with the Lessor under the Prime Lease; or (b) any injury, death or property damage arising on or about the Leased Premises.

         17. ACCEPTING SUBLEASED PREMISES "AS IS". Sublessee acknowledges that it is familiar with the Subleased Premises and has operated therein prior to the date hereof. Sublessee accepts and has accepted possession of the Subleased Premises "AS IS." Sublessee acknowledges that, notwithstanding anything contrary

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in the Prime Lease, Sublessor has made no representations or warranties with respect to the Subleased Premises or to the condition thereof.

         18. NO WAIVER. No waiver or modification by a party of any covenant, agreement, term, provision or condition of this Agreement shall be deemed to have been made unless expressed in writing and signed by such party. No surrender by Sublessee of possession of the Subleased Premises or of any part thereof or of any remainder of the term of this Agreement shall release Sublessee from any of its obligations hereunder.

         19. NOTICES. Any notice or demand which either party may or must give to the other under this Agreement shall be given in the same manner for giving notices under the Prime Lease, but addressed as follows:

         IF TO SUBLESSOR:     Kennametal Inc.
                              State Route 981 South
                              P. O. Box 231
                              Latrobe, PA  15650
                              Attn: Corporate Real Estate Department
                              Fax No.:_________________

         IF TO SUBLESSEE:     J&L America, Inc.
                              Livonia Execuive Park
                              3800 Industrial Road
                              Livonia, MI  48150
                              Attn:  ___________________
                              Fax No.:_________________

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

         20. SUCCESSORS. The covenants and agreements herein contained shall bind and inure to the benefit of Sublessor and Sublessee and their respective permitted successors and assigns.

         21. SEVERABILITY. If any provisions of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         22. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Pennsylvania without regard to the conflicts of laws provisions of any jurisdiction.

         23. FURTHER ASSURANCES. Sublessor and Sublessee shall execute, acknowledge and deliver such instruments and take such other action as may be necessary or advisable to carry out their rights and obligations under this Agreement, including the execution of any agreement or instrument required by the Lessor under the Prime Lease. In addition, if Sublessee or Sublessor desires to enter into a direct and separate lease with a Lessor for the Subleased Premises or the remainder of the Leased Premises, respectively, the other party shall cooperate in good faith and likewise agree to enter into a direct and separate lease for its premises provided that such other party's new lease is on terms at least as favorable as the terms of this Agreement, in the case of Sublessee, or the terms of the Prime Lease, in the case of Sublessor.

         24. AMENDMENT TO PRIME LEASE Sublessor may not make any amendment to a Prime Lease that would impair or reduce the rights or increase the obligations of Sublessee under this Agreement, without the written consent of Sublessee. Sublessor shall furnish Sublessee with a copy of any amendment to the Prime Lease.

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

         25. ARBITRATION. Except for the non-payment of rental or other charges due by Sublessee under this Agreement (unless Sublessee first pays under protest as provided for below), or in the event that any action or inaction taken by Sublessee would cause Sublessor to be in default under a Prime Lease, all disputes and disagreements between Sublessor and Sublessee shall be resolved pursuant to an arbitration proceeding pursuant to the rules of the American Arbitration Association. The provisions of this Agreement contain the sole and exclusive method, means and procedure to resolve, as between Sublessor and Sublessee, any and all disputes or disagreements.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first written above.

SUBLESSOR:                                       SUBLESSEE:
KENNAMETAL INC.                                  J&L AMERICA, INC.

By _____________________________                 By ___________________________

Name ___________________________                 Name _________________________

Title __________________________                 Title ________________________


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                                   SCHEDULE 1

                          SHARED FACILITIES AGREEMENT

         THIS SHARED FACILITIES AGREEMENT is entered into as of ______________, 1997 (this "Agreement"), by and between J&L America, Inc., a Michigan corporation ("Sublessor"), and Kennametal Inc., a Pennsylvania corporation ("Sublessee").

                                    RECITALS

         A. Sublessor is a tenant under each of the lease agreements described on Schedule 1 attached hereto and made a part hereof.

         B. Sublessee has occupied, and desires to continue to occupy, all or a portion of the premises leased by Sublessor under such lease agreements.

         C. Sublessor and Sublessee desire to evidence their agreement relating to such shared occupancy upon the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and intending to be legally bound hereby, the parties covenant and agree as follows:

         1. DEFINITIONS. In addition to the definitions set forth in the Preamble, the following are the defined terms used in this Agreement:

         "AFFILIATE" means a corporation, partnership or other business entity which directly, or indirectly, controls, is controlled by, or is under common control with another corporation, partnership or other business entity; provided, however, that for purposes of this Agreement, Sublessee and its subsidiaries (other than Sublessor and its subsidiaries) shall not be Affiliates of Sublessor nor shall Sublessor and its subsidiaries be Affiliates of Sublessee. If more than 50% of the voting stock of a corporation shall be owned by another corporation or by a partnership or other business entity, the corporation whose stock is so owned shall be deemed to be controlled by the corporation, partnership or business.

         "LEASE TERM" means the initial term of a Prime Lease as it may be extended by Sublessor pursuant to a renewal or extension option therein.

         "LEASED PREMISES" means the premises in which Sublessor has a leasehold interest under a Prime Lease or all such premises, collectively, as the context may require.

         "LESSOR" means the landlord under a Prime Lease.

         "PRIME LEASE" means each of the leases described on Schedule 1; all such leases are collectively referred to as the "Prime Leases." The parties may, after the date hereof, designate any other lease as a Prime Lease subject to the terms of this Agreement, by replacing
         Schedule 1 with a new Schedule 1, which describes such other lease and which is initialed by both parties.

         "SPACE SIZE RATIOS" means (i) with respect to any Subleased Premises, the ratio that the size of any Subleased Premises bears to the size of the entire Leased Premises; and (ii) with respect to any Leased Premises, the ratio that the size of the Leased Premises, exclusive of the Subleased Premises, bears to the size of the entire Leased Premises, with all such sizes being as reflected on Schedule 1.

         "SUBLEASED PREMISES" means the portion of the Leased Premises occupied by Sublessee as described on Schedule 1, individually or collectively, as the context may require.

         "TRANSFER" shall have the meaning ascribed to it in Section 10(a).

         2. SUBLEASE. Sublessor does hereby sublease, demise and let unto Sublessee, and Sublessee does hereby sublease from Sublessor, each of the Subleased Premises upon the terms and conditions set forth below.

         3. PRIORITY OF PRIME LEASE. This Agreement, as it relates to the Subleased Premises, is expressly subject and subordinate to the applicable Prime Lease and, subject to the modifications set forth in this Agreement, all the terms, conditions and covenants therein contained. Except to the extent otherwise expressly set forth in this Agreement, in which event the terms of this Agreement shall prevail, all the terms, covenants and conditions of a Prime Lease shall be applicable to this Agreement with respect to the corresponding Subleased Premises with the same force and effect as if Sublessor were the landlord under the Prime Lease and Sublessee were the tenant thereunder, and the provisions of the Prime Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein (except to the extent that they are modified by the terms of this Agreement). Sublessee shall assume and fully perform and discharge, with regard to the Subleased Premises, all the obligations of Sublessor as tenant under the Prime Lease during the Lease Term. In the event of any breach by Sublessee of any term, covenant or condition of this Agreement, Sublessor shall have all the rights against Sublessee as would be available to the Lessor against the Sublessor as tenant under the applicable Prime Lease if such breach were by Sublessor thereunder.

         4. TERM. The term of the sublease granted herein shall be coextensive with the Lease Term of the applicable Prime Lease, unless sooner terminated as provided herein. Sublessee acknowledges that the Lease Term may include renewal or extension options exercisable by Sublessor and that the exercise of any such option shall be mutually determined by Sublessor and Sublessee. Sublessor will notify Sublessee in the event Sublessor has determined not to exercise any renewal or extension option and will offer to assign the Prime Lease, to the extent permitted under such Prime Lease or by the Lessor, or otherwise to cooperate with Sublessee to allow Sublessee, in its discretion, to exercise any such option with respect to the Leased Premises, so long as Sublessor has no responsibility or liability under the Prime Lease after expiration of the Lease Term.

         5.  UTILITIES/OTHER SERVICES.

             (a) Except as otherwise specified herein, the only services, utilities or rights to which Sublessee is entitled under this Agreement with respect to the Subleased Premises are those to which Sublessor is entitled from the Lessor under the applicable Prime Lease, and Sublessor shall have no liability to Sublessee for the failure to provide such services, utilities or rights unless such failure to provide same is the result of some act or omission of Sublessor under the Prime Lease. In addition, Sublessee shall not be entitled to utility services greater than that which it was receiving (if Sublessee was in possession) prior to the date hereof.

             (b) If any utility services to the Leased Premises are not separately metered as between the Subleased Premises and the remainder of the Leased Premises, the accounts shall be in the name of Sublessor, or the Lessor if required by the Prime Lease, and the payments to the utility companies or the Lessor, as the case may be, shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios and without regard to consumption. Sublessee shall pay its share of same to Sublessor on or before the later of: (i) five (5) business days after Sublessee receives an invoice (including a copy of the Lessor's invoice, if any) for same (if the obligation is a recurring one, only one notice that specifies the due dates shall be required); or (ii) the date such payment is due and payable to the utility company or the Lessor, as the case may be.

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

         6.  MONETARY OBLIGATIONS.

             (a) All monetary obligations of Sublessor under a Prime Lease shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios.

             (b) Sublessee shall pay its prorata share of such monetary obligations to Sublessor on or before the later of: (i) five (5) business days after Sublessee's receipt of written notice of such obligation and a copy of the Lessor's invoice, if any (if the obligation is a recurring one, only one notice that specifies the due dates shall be required); or (ii) the date Sublessor is required to pay such monetary obligations to the Lessor.

         7. NON-MONETARY OBLIGATIONS. In the event any non-monetary obligation of the tenant under a Prime Lease, other than those for which specific provision is made in this Agreement, is not attributable to the Subleased Premises exclusively or the remainder of the Leased Premises exclusively, such obligation shall be performed by Sublessor and the cost of performing same shall be shared prorata by Sublessee and Sublessor based on the Space Size Ratios.

         8. TERMINATION RIGHTS. All rights of the tenant to terminate a Prime Lease shall belong exclusively to Sublessor and may be exercised by Sublessor in its sole and absolute discretion without liability to Sublessee; provided, however, Sublessor will notify Sublessee of its intent to terminate a Prime Lease and will offer to assign the Prime Lease to Sublessee, to the extent permitted under such Prime Lease or by the Lessor, so long as Sublessor has no responsibility or liability under the Prime Lease after such assignment. Sublessee acknowledges that in the event of any such termination, this Agreement shall terminate with respect to such Prime Lease.

         9.  ACCESS/ALTERATIONS.

             (a) The parties acknowledge that certain of the Leased Premises may be configured such that Sublessor may need access to the Subleased Premises and Sublessee may need access to the remainder of the Leased Premises for purposes of maintaining or making adjustments or repairs to facilities serving such party's premises or for purposes of using rest room facilities or stock or storage rooms or for such other reasonable purposes. The parties hereby grant each other access through their respective premises for such purposes, provided that the party exercising such right does not unreasonably interfere with the business of the other party.

             (b) No party may make any alterations to its premises that would adversely affect the other party's business or use or occupancy of its premises.

         10. ASSIGNMENT AND SUBLETTING.

             (a) Sublessee may not assign this Agreement, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Subleased Premises, or any part thereof (any of the foregoing transactions is herein referred to as a "Transfer"), without the prior written consent of Sublessor, which consent may be withheld by Sublessor in its sole and absolute discretion without regard to standards of reasonableness. Notwithstanding the foregoing, but subject to the terms of the Prime Lease, Sublessee may effect a Transfer, without the consent of Sublessor, to an Affiliate of Sublessee or Sublessor, provided that if at any time after such permitted Transfer the transferee is no longer an Affiliate of either Sublessor or Sublessee, the event terminating such affiliation shall be deemed a Transfer subject to Sublessor's consent pursuant to the preceding sentence.

             (b) In the event of any Transfer, whether or not Sublessor grants its consent to such Transfer or has the right to withhold its consent to such Transfer, Sublessee shall remain fully liable to perform its duties under this Agreement following a Transfer.

             (c) Any proposed Transfer shall also be subject to the restrictions and requirements set forth in the Prime Lease. Any purported Transfer consummated in violation of the provisions of this
         Section 10 shall be null and void and of no force or effect.

             (d) In the event Sublessor intends to assign a Prime Lease or further sublet the Leased Premises exclusive of the Subleased Premises to a person or entity that is not an Affiliate of Sublessor, Sublessor shall give Sublessee written notice of such proposed assignment or sublease at least sixty (60) days prior to the effective date of such assignment or sublease, and Sublessee shall have the right to terminate this Agreement with respect to such Prime Lease by giving written notice thereof to Sublessor prior to such effective date. Sublessee's termination notice shall specify the termination's effective date, which shall be no later than sixty (60) days after the effective date of the Sublessor's assignment or sublease. If Sublessee does not elect to terminate this Agreement with respect to such Prime Lease or such assignment or sublease is to an Affiliate of Sublessor, the following shall be conditions precedent to the effectiveness of such assignment or sublease: (i) in the case of an assignment, Sublessor shall cause the assignee to assume and be bound by the terms of this Agreement, but only to the extent such terms apply to such Prime Lease, and, notwithstanding such assignment, Sublessor shall not be released from and shall remain fully liable under the terms of this Agreement with respect to such Prime Lease; and (ii) in the case of a sublease, Sublessor shall cause the sublessee to acknowledge the rights of Sublessee under this Agreement with respect to the Subleased Premises and the remainder of the Leased Premises and agree that its possession is subject to such rights of Sublessee.

         11. NO DEFAULT UNDER PRIME LEASE.

             (a) Sublessee shall do nothing nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late charges). Except as may be due to the default by Sublessor under the Prime Lease or except as may be due to the negligence or willful misconduct of Sublessor, Sublessee will defend, indemnify and hold harmless Sublessor from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any kind arising from any breach or default on the part of Sublessee by reason of which the Prime Lease may be terminated or forfeited or Sublessor found to be in default thereunder or the Lessor may be entitled to damages or a penalty.

             (b) Sublessor shall do nothing nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited because of any right of termination or forfeiture reserved or vested in the Lessor under the Prime Lease or that would cause Sublessor to be in default under the Prime Lease or to pay damages or any penalty (e.g., late charges). Except as may be due to the default by Sublessee under this Agreement or except as may be due to the negligence or willful misconduct of Sublessee, Sublessor will defend, indemnify and hold harmless Sublessee from and against all claims, damages, losses, liabilities, obligations and costs (including, without limitation, reasonable attorney's fees) of any kind arising from any breach or default on the part of Sublessor by reason of which the Prime Lease may be terminated or forfeited or the Lessor may be entitled to damages or a penalty.

         12. FAMILIARITY WITH PRIME LEASE. Sublessee represents and acknowledges that it is familiar with the terms of the Prime Leases, copies of which have been given by Sublessor to Sublessee.

         13. CONSENT/APPROVALS. In the event Sublessee seeks a consent or approval from Sublessor with respect to any matter to which such consent or approval is required under this Agreement or the Prime Lease, then: (i) the time period, if any, in which Sublessor shall be required to respond to Sublessee shall be extended by ten (10) days after the expiration of any time period in which the Lessor has to respond under the Prime Lease; and (ii) the denial of such consent or approval by the Lessor shall be conclusive and binding on Sublessee; provided, however, that where consent or approval of the Lessor under a Prime Lease is required, Sublessor shall use good faith efforts, unless a different standard is specified herein with respect to a particular matter, to obtain such consent or approval from the Lessor, except that nothing herein shall require Sublessor to make any payment, or to amend any terms of such Prime Lease in a way that would have an adverse effect on Sublessor, in respect of such consent or approval.

         14. DEFAULT NOTICE FROM LESSOR.

             (a) In the event Sublessor receives a notice of default from the Lessor with respect to any matter pertaining to the Subleased Premises or any obligation of Sublessee under this Agreement, Sublessor shall immediately notify Sublessee of same in writing, and if Sublessee fails to promptly commence the cure of such default or fails to cure such default as of a date that is at least 15 days prior to the expiration of the applicable cure period under the Prime Lease, Sublessor shall have the right, but no obligation, to immediately cure such default, and Sublessee shall reimburse Sublessor for the costs incurred in connection with curing such default within thirty (30) days after receipt of an invoice therefor from Sublessor.

             (b) In the event: (i) Sublessor receives a notice of any monetary default from the Lessor with respect to any matter pertaining to the Leased Premises that does not pertain to any obligation of Sublessee under this Agreement; (ii) Sublessor is not contesting or undertaking to cure the alleged default; and (iii) the Prime Lease permits a sublessee to cure such a default, then Sublessor shall immediately notify Sublessee of same in writing, and Sublessee shall have the right, but no obligation to immediately cure such default but shall not be entitled to reimbursement from Sublessor for the costs incurred in connection with such cure.

         15. SIGNAGE. Sublessee shall have the right to maintain any existing signage it may have in respect of any Subleased Premises. If Sublessee does not have a sign in respect of any Subleased Premises, Sublessee shall have the right to install a sign on such Subleased Premises provided it conforms to the sign criteria set forth in the Prime Lease and does not impair the rights of Sublessor to maintain its signage.

         16. REQUIRED NOTICE UNDER PRIME LEASE. Sublessee shall promptly give written notice to Sublessor of: (i) all claims, demands or controversies by or with the Lessor under the Prime Lease; or (ii) any injury, death or property damage arising on or about the Subleased Premises. Sublessor shall promptly give written notice to Sublessee of: (a) all claims, demands or controversies by or with the Lessor under the Prime Lease; or (b) any injury, death or property damage arising on or about the Leased Premises.

         17. ACCEPTING SUBLEASED PREMISES "AS IS". Sublessee acknowledges that it is familiar with the Subleased Premises and has operated therein prior to the date hereof. Sublessee accepts and has accepted possession of the Subleased Premises "AS IS." Sublessee acknowledges that, notwithstanding anything contrary in the Prime Lease, Sublessor has made no representations or warranties with respect to the Subleased Premises or to the condition thereof.

         18. NO WAIVER. No waiver or modification by a party of any covenant, agreement, term, provision or condition of this Agreement shall be deemed to have been made unless expressed in writing and signed by such party. No surrender by Sublessee of possession of the Subleased Premises or of any part thereof or of any remainder of the term of this Agreement shall release Sublessee from any of its obligations hereunder.

         19. NOTICES. Any notice or demand which either party may or must give to the other under this Agreement shall be given in the same manner for giving notices under the Prime Lease, but addressed as follows:


         IF TO SUBLESSOR:      J&L America, Inc.
                               Livonia Executive Park
                               3800 Industrial Road
                               Livonia, MI 48150
                               Attn:
                               Fax No.:_________________

         IF TO SUBLESSEE:      Kennametal Inc.
                               State Route 981 South
                               P. O. Box 231
                               Latrobe, PA  15650
                               Attn: Corporate Real Estate Department
                               Fax No.:_________________

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

         20. SUCCESSORS. The covenants and agreements herein contained shall bind and inure to the benefit of Sublessor and Sublessee and their respective permitted successors and assigns.

         21. SEVERABILITY. If any provisions of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         22. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Pennsylvania without regard to the conflicts of laws provisions of any jurisdiction.

         23. FURTHER ASSURANCES. Sublessor and Sublessee shall execute, acknowledge and deliver such instruments and take such other action as may be necessary or advisable to carry out their rights and obligations under this Agreement, including the execution of any agreement or instrument required by the Lessor under the Prime Lease. In addition, if Sublessee or Sublessor desires to enter into a direct and separate lease with a Lessor for the Subleased Premises or the remainder of the Leased Premises, respectively, the other party shall cooperate in good faith and likewise agree to enter into a direct and separate lease for its premises provided that such other party's new lease is on terms at least as favorable as the terms of this Agreement, in the case of Sublessee, or the terms of the Prime Lease, in the case of Sublessor.

         24. AMENDMENT TO PRIME LEASE Sublessor may not make any amendment to a Prime Lease that would impair or reduce the rights or increase the obligations of Sublessee under this Agreement, without the written consent of Sublessee. Sublessor shall furnish Sublessee with a copy of any amendment to the Prime Lease.

         25. ARBITRATION. Except for the non-payment of rental or other charges due by Sublessee under this Agreement (unless Sublessee first pays under protest as provided for below), or in the event that any action or inaction taken by Sublessee would cause Sublessor to be in default under a Prime Lease, all disputes and disagreements between Sublessor and Sublessee shall be resolved pursuant to an arbitration proceeding pursuant to the rules of the American Arbitration Association. The provisions of this Agreement contain the sole and exclusive method, means and procedure to resolve, as between Sublessor and Sublessee, any and all disputes or disagreements.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first written above.

SUBLESSOR:                               SUBLESSEE:
J&L AMERICA, INC.                        KENNAMETAL INC.

By ________________________________      By _______________________________

Name ______________________________      Name _____________________________

Title _____________________________      Title ____________________________

                                   SCHEDULE 1